SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: July 31,2000
---------------------------------
(Date of earliest event reported)


                                 Alyn Corportion
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   000-21153                 33-0709359
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
       Incorporation


                       16761 Hale Avenue, Irvine CA 92606
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (949) 475-1525

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Alyn Corporation has filed today a Corporation Petition for Bankruptcy provided in Chapter 7 of the Bankruptcy Code and all necessary papers in connection therewith in the United States Bankruptcy Court, Central District of California, Santa Ana Division. The company has been authorized to retain as counsel for the Corporation in said proceeding, the law firm of Marschack Shulman Hodges & Friedman LLP.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ALYN CORPORATION


                                       By:    /s/ Maurizio Tosca
                                              ---------------------------------
                                       Name:  Maurizio Tosca
                                       Title: Chief Executive Officer

Date: July 31, 1999